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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ----------------------

                                    FORM T-1

                             ----------------------


                       STATEMENT OF ELIGIBILITY UNDER THE
                  TRUST INDENTURE ACT OF 1939 OF A CORPORATION
                          DESIGNATED TO ACT AS TRUSTEE

                             ----------------------

          CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE
                        PURSUANT TO SECTION 305(b)(2)[_]

                             ----------------------

                                  SUNTRUST BANK
               (Exact name of trustee as specified in its charter)

     303 PEACHTREE STREET             30308                  58-0466330
          30TH FLOOR                (Zip Code)            (I.R.S. employer
      ATLANTA, GEORGIA                                   identification no.)
    (Address of principal
      executive offices)
                             ----------------------

                                  JACK ELLERIN
                                  SUNTRUST BANK
                               25 PARK PLACE, N.E.
                                   24TH FLOOR
                           ATLANTA, GEORGIA 30303-2900
                                 (404) 588-7093
            (Name, address and telephone number of agent for service)

                             ----------------------

                             RBC CENTURA BANKS, INC.


            NORTH CAROLINA                                 56-1688522
    (State or other jurisdiction of            (IRS employer identification no.)
    incorporation or organization)

         1417 CENTURA HIGHWAY                                 27804
      ROCKY MOUNT, NORTH CAROLINA                           (Zip Code)
    (Address of principal executive
               offices)
                             ----------------------

                            SUBORDINATED GUARANTEE OF
       8.50% CUMULATIVE TRUST PREFERRED SECURITIES OF EBI CAPITAL TRUST I
       SUBORDINATED GUARANTEE OF RBC CENTURA BANK OF THE 8.50% CUMULATIVE
                TRUST PREFERRED SECURITIES OF EBI CAPITAL TRUST I
                      8.50% DEBENTURES OF RBC CENTURA BANK
                       (Title of the indenture securities)

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


1.     General information.

       Furnish the following information as to the trustee-

              Name and address of each examining or supervising authority to which it is subject.

              DEPARTMENT OF BANKING AND FINANCE,
              STATE OF GEORGIA
              2990 BRANDYWINE ROAD, SUITE 200
              ATLANTA, GEORGIA 30341-5565

              FEDERAL RESERVE BANK OF ATLANTA
              1000 PEACHTREE STREET, N.E.
              ATLANTA, GEORGIA 30309-4470

              FEDERAL DEPOSIT INSURANCE CORPORATION
              550 17TH STREET, N.W.
              WASHINGTON, D.C. 20429-9990

              Whether it is authorized to exercise corporate trust powers.

              YES.


2.     Affiliations with Obligor.

       If the obligor is an affiliate of the trustee, describe each such affiliation.

       NONE.


3-12 NO RESPONSES ARE INCLUDED FOR ITEMS 3 THROUGH 12. RESPONSES TO THOSE ITEMS ARE NOT REQUIRED BECAUSE, AS PROVIDED IN GENERAL INSTRUCTION B AND AS SET FORTH IN ITEM 13(B), THE OBLIGOR IS NOT IN DEFAULT ON ANY SECURITIES ISSUED UNDER INDENTURES UNDER WHICH SUNTRUST BANK IS A TRUSTEE.


13.    Defaults by the Obligor.

       (a) State whether there is or has been a default with respect to the securities under this indenture. Explain the nature of any such default.

       THERE IS NOT AND HAS NOT BEEN ANY DEFAULT UNDER THIS INDENTURE.

       (b) If the trustee is a trustee under another indenture under which any other securities, or certificates of interest or participation in any other securities, of the obligor are outstanding, or is trustee for more than one outstanding series of securities under the indenture, state whether there has been a default under any such indenture or series, identify the indenture or series affected, and explain the nature of any such default.

       THERE HAS NOT BEEN ANY SUCH DEFAULT.


14-15 NO RESPONSES ARE INCLUDED FOR ITEMS 14 AND 15. RESPONSES TO THOSE ITEMS ARE NOT REQUIRED BECAUSE, AS PROVIDED IN GENERAL INSTRUCTION (b) TO ITEM 13, THE OBLIGOR IS NOT IN

       DEFAULT ON ANY SECURITIES ISSUED UNDER INDENTURES UNDER WHICH SUNTRUST BANK IS A TRUSTEE.


16.    List of Exhibits.


       List below all exhibits filed as a part of this statement of eligibility; exhibits identified in parentheses are filed with the Commission and are incorporated herein by reference as exhibits hereto pursuant to Rule 7a-29 under the Trust Indenture Act of 1939, as amended, and Rule 24 of the Commission's Rules of Practice.

       (1) A copy of the Articles of Amendment and Restated Articles of Association of the trustee as now in effect (Exhibit 1 to Form T-1, Registration No. 333-85232 filed by Boston Private Financial Holdings, Inc.).

       (2) A copy of the certificate of authority of the trustee to commence business. (Exhibit 2 to Form T-1, Registration No. 333-32106 filed by Sabre Holdings Corporation).

       (3) A copy of the authorization of the trustee to exercise corporate trust powers. (Exhibits 2 and 3 to Form T-1, Registration No. 333-32106 filed by Sabre Holdings Corporation).

       (4) A copy of the existing by-laws of the trustee as now in effect (Exhibit 4 to Form T-1, Registration No. 333-85232 filed by Boston Private Financial Holdings, Inc.).

       (5)    Not applicable.

       (6) The consent of the trustee required by Section 321(b) of the Trust Indenture Act of 1939.

       (7) A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority as of the close of business on March 31, 2002.

       (8)    Not applicable.

       (9)    Not applicable.

                                    SIGNATURE

         Pursuant to the requirements of the Trust Indenture Act of 1939 the trustee, SunTrust Bank, a banking corporation organized and existing under the laws of the State of Georgia, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Atlanta and the State of Georgia, on the 25th day of July, 2002.

                                      SUNTRUST BANK


                                      By: /s/ Jack Ellerin
                                         ---------------------------------------
                                             Jack Ellerin
                                             Assistant Vice President

                              EXHIBIT 1 TO FORM T-1

                             ARTICLES OF ASSOCIATION
                                       OF
                                  SUNTRUST BANK


             (Incorporated by reference from Exhibit 1 to Form T-1, Registration No. 333-85232 filed by Boston Private Financial Holdings, Inc.)

                              EXHIBIT 2 TO FORM T-1

                            CERTIFICATE OF AUTHORITY
                                       OF
                       SUNTRUST BANK TO COMMENCE BUSINESS


             (Incorporated by reference from Exhibit 2 to Form T-1, Registration No. 333-32106 filed by Sabre Holdings Corporation)

                              EXHIBIT 3 TO FORM T-1

                                  AUTHORIZATION
                                       OF
                            SUNTRUST BANK TO EXERCISE
                             CORPORATE TRUST POWERS


          (Incorporated by reference from Exhibits 2 and 3 to Form T-1, Registration No. 333-32106 filed by Sabre Holdings Corporation)

                              EXHIBIT 4 TO FORM T-1

                                     BY-LAWS
                                       OF
                                  SUNTRUST BANK


             (Incorporated by reference from Exhibit 4 to Form T-1, Registration No. 333-85232 filed by Boston Private Financial Holdings, Inc.)

                              EXHIBIT 5 TO FORM T-1


                    (INTENTIONALLY OMITTED. NOT APPLICABLE.)

                              EXHIBIT 6 TO FORM T-1

                               CONSENT OF TRUSTEE


         Pursuant to the requirements of Section 321(b) of the Trust Indenture Act of 1939, in connection with the proposed issuance of the Subordinated Guarantee of (a) 8.50% Cumulative Trust Preferred Securities of EBI Capital Trust I; (b) Subordinated RBC Guarantee of Centura Bank of the 8.50% Cumulative Trust Preferred Securities of EBI Capital Trust I, and (c) 8.50% Debentures of RBC Centura Bank, SunTrust Bank hereby consents that reports of examinations by Federal, State, Territorial or District Authorities may be furnished by such authorities to the Securities and Exchange Commission upon request therefor.


                                       SUNTRUST BANK


                                       By: /s/ Jack Ellerin
                                          --------------------------------------
                                                 Jack Ellerin
                                                 Assistant Vice President

                              EXHIBIT 7 TO FORM T-1

                               REPORT OF CONDITION
                                   (ATTACHED)
x------------------------------------------------------------------------------x
|                                      | FFIEC 031                             |
| SunTrust Bank                        | Consolidated Report of Condition      |
| ATLANTA , GA 30302                   | for March 31, 2002                    |
| Certificate Number: 00867            |                                       |
x------------------------------------------------------------------------------x

Consolidated Report of Condition for Insured Commercial and State-Chartered Savings Banks for March 31, 2002

All schedules are to be reported in thousands of dollars. Unless otherwise indicated, report the amount outstanding as of the last business day of the quarter.


Schedule RC--Balance Sheet
                                                                                                               DOLLAR
                                                                                                             AMOUNTS IN
                                                                                                             THOUSANDS
                                                                                                             ---------
ASSETS
     1.Cash and balances due from depository institutions (from Schedule RC-A):
           a.Noninterest-bearing balances and currency and coin(1)                          RCFD 0081          3,676,270
           b.Interest-bearing balances(2)                                                   RCFD 0071            376,626
     2.Securities:
           a.Held-to-maturity securities (from Schedule RC-B, column A)                     RCFD 1754                  0
           b.Available-for-sale securities (from Schedule RC-B, column D)                   RCFD 1773         17,613,481
     3.Federal funds sold and securities purchased under agreements to resell:
           A.FEDERAL FUNDS SOLD IN DOMESTIC OFFICES                                         RCON B987            196,650
           B.SECURITIES PURCHASED UNDER AGREEMENTS TO RESELL(3)                             RCFD B989          2,994,664
     4.Loans and lease financing receivables (from Schedule RC-C):
           a.Loans and leases held for sale                                                 RCFD 5369          3,440,609
           b.Loans and leases, net of unearned income        RCFD  B528        70,648,450
           c.LESS: Allowance for loan and lease losses       RCFD  3123           908,250
           d.Loans and leases, net of unearned income and allowance (item 4.b minus 4.c)    RCFD B529         69,740,200
     5.Trading assets (from Schedule RC-D)                                                  RCFD 3545            830,337
     6.Premises and fixed assets (including capitalized leases)                             RCFD 2145          1,337,219
     7.Other real estate owned (from Schedule RC-M)                                         RCFD 2150             37,259
     8.Investments in unconsolidated subsidiaries and associated companies (from Schedule                              0
       RC-M)                                                                                RCFD 2130
     9.Customers' liability to this bank on acceptances outstanding                         RCFD 2155             13,097
    10.Intangible assets:
           a.Goodwill                                                                       RCFD 3163            755,345
           b.Other intangible assets (from Schedule RC-M)                                   RCFD 0426            659,779
    11.Other assets (from Schedule RC-F)                                                    RCFD 2160          2,003,541
    12.Total assets (sum of items 1 through 11)                                             RCFD 2170        103,675,077

----------
(1) Includes cash items in process of collection and unposted debits.
(2) Includes time certificates of deposit not held for trading.
(3) INCLUDES ALL SECURITIES RESALE AGREEMENTS IN DOMESTIC AND FOREIGN OFFICES, REGARDLESS OF
    MATURITY.

LIABILITIES
   13.Deposits:
          a.In domestic offices (sum of totals of columns A and C from Schedule RC-E,
            part I)                                                                         RCON 2200         68,289,166
               (1)Noninterest-bearing(1)                      RCON 6631         7,974,126
               (2)Interest-bearing                            RCON 6636        60,315,040
          b.In foreign offices, Edge and Agreement subsidiaries, and IBFs (from Schedule
            RC-E, part II)                                                                  RCFN2200           1,594,701
               (1)Noninterest-bearing                          RCFN6631                 0
               (2)Interest-bearing                             RCFN6636         1,594,701
   14.Federal funds purchased and securities sold under agreements to repurchase:
         A.FEDERAL FUNDS PURCHASED IN DOMESTIC OFFICES(2)                                   RCON B993          3,940,971
         B.SECURITIES SOLD UNDER AGREEMENTS TO REPURCHASE(3)                                RCFD B995          8,010,479
   15.Trading liabilities (from Schedule RC-D)                                              RCFD 3548            658,112
   16.Other borrowed money (includes mortgage indebtedness and obligations under
      capitalized leases) (from Schedule RC-M)                                              RCFD 3190          7,762,380
   17.Not applicable
   18.Bank's liability on acceptances executed and outstanding                              RCFD 2920             13,097
   19.Subordinated notes and debentures(4)                                                  RCFD 3200          1,994,728
   20.Other liabilities (from Schedule RC-G)                                                RCFD 2930          1,741,622
   21.Total liabilities (sum of items 13 through 20)                                        RCFD 2948         94,005,256
   22.Minority interest in consolidated subsidiaries                                        RCFD 3000          1,017,076
EQUITY CAPITAL
   23.Perpetual preferred stock and related surplus                                         RCFD 3838                  0
   24.Common stock                                                                          RCFD 3230             21,600
   25.Surplus (exclude all surplus related to preferred stock)                              RCFD 3839          2,525,717
   26.a.    Retained earnings                                                               RCFD 3632          5,119,386
      b.    Accumulated other comprehensive income(5)                                       RCFD B530            986,042
   27.Other equity capital components(6)                                                    RCFD A130                  0
   28.Total equity capital (sum of items 23 through 27)                                     RCFD 3210          8,652,745
   29.Total liabilities, minority interest, and equity capital
      (sum of items 21, 22, and 28)                                                         RCFD 3300        103,675,077

----------
(1) Includes total demand deposits and noninterest-bearing time and savings deposits.
(2) REPORT OVERNIGHT FEDERAL HOME LOAN BANK ADVANCES IN SCHEDULE RC, ITEM 16, "OTHER BORROWED
    MONEY."
(3) INCLUDES ALL SECURITIES REPURCHASE AGREEMENTS IN DOMESTIC AND FOREIGN OFFICES, REGARDLESS OF
    MATURITY.
(4) Includes limited-life preferred stock and related surplus.
(5) Includes net unrealized holding gains (losses) on available-for-sale securities, accumulated net gains (losses) on cash flow hedges, cumulative foreign currency translation adjustments, and minimum pension liability adjustments.
(6) Includes treasury stock and unearned Employee Stock Ownership Plan shares.

Memorandum
TO BE REPORTED WITH THE MARCH REPORT OF CONDITION.
   1. Indicate  in the box at the  right  the  number of the              NUMBER
      statement   below   that  best   describes   the  most
      comprehensive level of auditing work performed for the
      bank by independent  external  auditors as of any date
      during 2001                                              RCFD 6724       2


1 = Independent audit of the bank         4 = Directors' examination of the
    conducted in accordance with              bank conducted in accordance
    generally accepted auditing               with generally accepted
    standards by a certified public           auditing standards by a
    accounting firm which submits a           certified public accounting
    report on the bank                        firm (may be required by state
                                              chartering authority)
2 = Independent audit of the bank's       5 = Directors' examination of the
    parent holding company                    bank performed by other
    conducted in accordance with              external auditors (may be
    generally accepted auditing               required by state chartering
    standards by a certified public           authority)
    accounting firm which submits a       6 = Review of the bank's financial
    report on the consolidated                statements by external auditors
    holding company (but not on the       7 = Compilation of the bank's
    bank separately)                          financial statements by
                                              external auditors
3 = Attestation on bank                   8 = Other audit procedures
    management's assertion on the             (excluding tax preparation
    on the effectiveness of the               work)
    bank's internal control over          9 = No external audit work
    financial reporting by a
    certified public accounting
    firm

                              EXHIBIT 8 TO FORM T-1

                    (INTENTIONALLY OMITTED. NOT APPLICABLE.)

                              EXHIBIT 9 TO FORM T-1

                    (INTENTIONALLY OMITTED. NOT APPLICABLE.)